Exhibit 10.22

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION: [***]

AMENDMENT NO. 2

TO THE

AUTOMATIC REINSURANCE AGREEMENT

EFFECTIVE DECEMBER 31, 2007

BETWEEN

OM FINANCIAL LIFE INSURANCE COMPANY

AND

WILTON REASSURANCE COMPANY

THIS AMENDMENT NO. 2 (this “Amendment No. 2”) is made and entered into as of this 6th day of April, 2011, and amends and is made a part of the Automatic Reinsurance Agreement, originally effective December 31, 2007 (as amended, the “Reinsurance Agreement”), between OM Financial Life Insurance Company, a Maryland insurance company (the “Ceding Company”), and Wilton Reassurance Company, a Minnesota insurance company (the “Reinsurer”).

WHEREAS, pursuant to the Reinsurance Agreement, the Ceding Company automatically cedes to the Reinsurer the Quota Share (as defined in the Reinsurance Agreement) of the Ceding Company’s contractual liabilities arising out of the Reinsured Policies (as defined in the Reinsurance Agreement); and

WHEREAS, Harbinger OM, LLC, a Delaware limited liability company (“Harbinger”) will acquire or has acquired (the “Acquisition”) control and 100% ownership of all of the common stock of Old Mutual U.S. Life Holdings, Inc., a Delaware corporation and the parent company with respect to the Ceding Company; and

WHEREAS, in connection with the completion of the Acquisition and pursuant to the terms of the Commitment Agreement, dated as of January 26, 2011, by and between Harbinger and Wilton Re U.S. Holdings, Inc., a Delaware corporation (the “Commitment Agreement”), the Ceding Company and the Reinsurer desire to amend the Reinsurance Agreement in the manner set forth below to, among other things, include in the scope of the reinsurance provided thereunder risks and obligations with respect to certain additional blocks of insurance;

NOW, THEREFORE, in consideration of the covenants, agreements, representations and warranties contained herein and in the Reinsurance Agreement, the parties hereto agree as follows:

1. Definitions. Capitalized terms used but not defined in this Amendment No. 2 shall have the respective meanings given to such terms in the Reinsurance Agreement.

2. Additional Policies. Subject to the occurrence of the Second Amendment Closing Date in accordance with Section 3 hereof, effective as of April 1, 2011 (the “Second Amendment Effective Date”), the Ceding Company will automatically cede to the Reinsurer the Second Amendment Quota Share (as hereinafter defined) of the Ceding Company’s contractual liabilities arising out of the Second Amendment Additional Policies (as hereinafter defined). For purposes of this Amendment No. 2, (a) the term “Second Amendment Quota Share” means 100% and (b) the term “Second Amendment

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Additional Policies” means the (i) individual and non-discretionary group traditional life insurance policies and universal life insurance policies, together with related plans, benefits, policy loans, riders and endorsements but excluding all return of premium or similar benefits, whether or not reflected in policy riders, endorsements or base provisions, all as specified on Annex A-1 hereto and as were first issued by the Ceding Company on or before March 31, 2010 and remained in force and effect as of such date (the “Additional Direct Policies”) and (ii) individual life insurance policies (the “Additional Assumed Policies”) reinsured by the Ceding Company under the terms of that certain Yearly Renewable Term Retrocession Agreement, dated as of April 1, 2003 by and between the Ceding Company and Security Life of Denver Insurance Company (“SLD”) (the “ING Assumed Reinsurance Agreement”), provided, however, that, subject to Section 13 hereof, the Ceding Company represents and warrants as a condition of coverage of the Additional Direct Policies under the Reinsurance Agreement, that the representations and warranties set forth in clauses (a) through (c) of Section 2.3 of the Reinsurance Agreement shall apply to the Additional Direct Policies, except that (x) the condition set forth in Section B.1 on Exhibit B of the Reinsurance Agreement shall not apply and (y) with respect to clause (c)(ii) of Section 2.3 of the Reinsurance Agreement, the phrase “worksite marketing” shall be deleted for purposes of such representation and warranty as it relates to the Additional Direct Policies. For the avoidance of doubt, with respect to the Second Amendment Additional Policies identified in Annex A-1 as reinsured by “Raven & Wilton” the reinsurance hereunder shall be net of the quota share portion specified therein (the “Excluded Share”). It is expected that such Excluded Share will be reinsured under the Reinsurance Agreement, dated as of April 7, 2011 between the Ceding Company and Raven Reinsurance Company (“Raven Re”), and further, will be ceded to the Reinsurer in the future pursuant to Amendment No. 3 to the Reinsurance Agreement subject to the occurrence of the Third Amendment Closing Date (as such term is defined in such Amendment No. 3). For the avoidance of doubt, Reinsurer shall have no risk under this Amendment No. 2 with respect to the Excluded Share, including, without limitation, any risk of collectability of the cession with regards thereto. The schedule of plans, riders and benefits set forth in Annex A.1 shall remain subject to confirmation by the Reinsurer prior to the Second Amendment Closing Date (following completion of the validation review being conducted by the Reinsurer as of the date hereof); provided, however, that any material changes to such Annex A.1 shall be subject to mutual agreement by the parties. For the sake of clarity, this reinsurance shall not cover claims arising under the Second Amendment Additional Policies prior to the Second Amendment Effective Date and, as respects the Additional Direct Policies, excludes any return of premium or similar benefits or features, whether embodied in riders or endorsements or otherwise. Beginning on the Second Amendment Effective Date, all references in the Reinsurance Agreement to Reinsured Policies shall include the Second Amendment Additional Policies except (I) as otherwise set forth in this Amendment No. 2 or as referenced in the first sentence of Section 2.1 (General Conditions), Section 2.3 (Reinsured Policies) or the last sentence of Section 8.1 (Reserves) and (II) in respect of the Second Amendment Additional Policies, all references in the Reinsurance Agreement to “Effective Time” and “Closing Date” shall instead refer to “Second Amendment Effective Date” and “Second Amendment Closing Date,” respectively. In addition, the parties agree and acknowledge that the Ceding Company has not issued, and does not administer, the Additional Assumed Policies and, as a result, any provision of the Reinsurance Agreement that (A) requires the Ceding Company to take or refrain from taking any specific action with respect to the Additional Assumed Policies or (B) whereby the Ceding Company makes any representation or warranty in connection with the issuance or administration of the Additional Assumed Policies, including without limitation Article 5 (Reductions, Terminations and Changes), Article 7 (Claims), Section 4.6 (Premiums Payable by Direct Policyholders on Reinsured Policies), Section 11.6 (Compliance) and Section 11.8 (Business Continuity), shall not apply to the Additional Assumed Policies except to the extent that, as to the taking or refraining from taking any such actions from and after the Second Amendment Closing Date, the Ceding Company has a right under the

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THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION: [***]

ING Assumed Reinsurance Agreement to cause such action to be taken or not taken or such conditions to exist or not exist. The parties also agree that, notwithstanding any exclusions or exceptions to the Reinsurer’s liabilities under the terms of the Reinsurance Agreement generally, the Reinsurer shall be liable to, and shall indemnify, the Ceding Company for the Second Amendment Quota Share of all of the Ceding Company’s liabilities for death claims occurring on or after the Second Amendment Effective Date and covered under the terms of the ING Assumed Reinsurance Agreement, including without limitation the Ceding Company’s obligations to fund increases to the balance of the funds withheld account maintained by SLD pursuant to the terms of the ING Assumed Reinsurance Agreement, other than the Ceding Company’s continuing obligations to fund increases solely as respects death claims occurring prior to the Second Amendment Effective Date. For purposes of this Amendment No. 2, fundings made by the Ceding Company to the funds withheld account maintained by SLD pursuant to the terms of the ING Assumed Reinsurance Agreement after the date hereof in order to fund increases solely as respects death claims occurring prior to the Second Amendment Effective Date are referred to as the “Excluded Balances.”

3. Second Amendment Closing Settlement Amount. In consideration for the reinsurance contemplated hereunder, the Ceding Company will transfer to the Reinsurer, in accordance with the provisions set forth below in this Section 3, cash and specified cash-equivalent or other securities approved in advance by the Reinsurer with an aggregate market value, including amounts of due and accrued investment income related thereto (the “Designated Value”), equal to the Second Amendment Quota Share of the following balances, each measured as of the Second Amendment Effective Date unless otherwise provided: (a) statutory-basis reserves held for the Second Amendment Additional Policies (excluding reserves for claims in the course of settlement and claims that have been incurred but not reported for the Second Amendment Additional Policies as of the Second Amendment Effective Date), minus (b) net premiums due or deferred with respect to the Second Amendment Additional Policies, minus (c) any policy loans outstanding on the Second Amendment Additional Policies, net of any unearned policy loan interest on such loans but including related amounts of interest due and accrued plus or minus, as the case may be, (d) balances as agreed mutually by the parties pertaining to Other Reinsurance that are not otherwise reflected in items (a), (b) or (c) above as to which risks are ceded hereunder, minus (e) the statutory book value on the books of SLD of amounts held by SLD on a funds withheld basis pursuant to the terms of the ING Assumed Reinsurance Agreement (items (a), (b), (c), (d) and (e) taken together, the “Ceded Reserves”), plus or minus (f) the amount of any balance of interest maintenance reserves associated with the Second Amendment Additional Policies, determined on a pre-tax basis and including any additional amounts of interest maintenance reserves required to be established or maintained in connection with the completion of the transactions contemplated by this Amendment No. 2 (“IMR”) (provided, that in the case of existing IMR, but not in the case of additional IMR required to be established or maintained in connection with the completion of the transactions contemplated by this Amendment No. 2, such amount shall not be less than zero), minus (g) a ceding allowance equal to $[***] (the “Second Amendment Ceding Allowance”) (such aggregate Designated Value being referred to as the “Second Amendment Closing Settlement Amount”). For purposes of this Amendment No. 2, the term “Second Amendment Closing Date” means, subject to the Termination Date, (A) the later to occur of (x) the second business day following the closing date of the Acquisition, (y) the first business day immediately following the completion of the recapture of the Second Amendment Additional Policies reinsured by Old Mutual Reassurance (Ireland) Limited, or (z) the third

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business day following the satisfaction or waiver of each of the Second Amendment Conditions Precedent, or (B) such other date as the parties may mutually agree. The parties agree and acknowledge that securities listed in Annex D hereto shall be deemed to satisfy the requirement hereunder and under Section 5(a) of the Commitment Agreement that securities used to fund the Second Amendment Closing Settlement Amount be approved in advance by the Reinsurer.

(a) Provisional Settlement. Subject to Sections 5(d) and 5(e) of the Commitment Agreement, on the Second Amendment Closing Date, the Ceding Company shall transfer to the Reinsurer cash and specified cash-equivalent or other securities approved in advance by the Reinsurer with an aggregate market value as of the business day immediately preceding the Second Amendment Closing Date, including amounts of due and accrued investment income related thereto, equal to the Second Amendment Closing Settlement Amount as determined in good faith by the Ceding Company; provided that such amount shall be determined as of December 31, 2010 based on the balances determined from the Ceding Company’s books and records and in accordance with statutory accounting principles prescribed generally by the State of Maryland consistently applied, as adjusted to the extent required under Section 5(d) of the Commitment Agreement (the “Estimated Settlement Payment”). For the avoidance of doubt, any securities transferred as required in this paragraph shall be valued as of the business day immediately preceding the Second Amendment Closing Date. The Estimated Settlement Payment shall be subject to adjustment as described below. The parties agree and acknowledge that the Settlement Notice delivered by the Ceding Company pursuant to Section 5(a) of the Commitment Agreement shall have been prepared as of December 31, 2010.

(b) Post-Closing Settlement. No later than forty five (45) days after the Second Amendment Closing Date, the Ceding Company shall deliver to the Reinsurer a settlement notice (the “Post-Closing Settlement Notice”), which sets forth the Ceding Company’s good faith estimate of (i) the actual Second Amendment Closing Settlement Amount as determined in good faith by the Ceding Company as of the Second Amendment Effective Date based on the balances determined from the Ceding Company’s books and records and in accordance with statutory accounting principles prescribed generally by the State of Maryland consistently applied; provided that such calculation shall not be reduced by the amount of the Second Amendment Ceding Allowance (the “Actual Second Amendment Closing Settlement Amount”) and (ii) the Second Amendment Ceding Allowance as adjusted in accordance with provisions of Annex E (the “Adjusted Ceding Allowance”).

The Post-Closing Settlement Notice shall become final, binding and conclusive upon the Reinsurer and the Ceding Company on the sixtieth (60th) day following the Reinsurer’s receipt of the Post-Closing Settlement Notice, unless prior to such sixtieth (60th) day the Reinsurer delivers to the Ceding Company a written notice (a “Dispute Notice”) stating that the Reinsurer believes the Post-Closing Settlement Notice is incorrect and specifying in reasonable detail the basis for such assertion (each item addressed in such Dispute Notice, a “Disputed Item”), the amount in dispute for each Disputed Item and the reasons supporting the Reinsurer’s positions. For the avoidance of doubt, the Reinsurer shall be afforded the access rights provided under Section 11.5 of the Reinsurance Agreement in connection with its review of the Post-Closing Settlement Notice pursuant to this Section 3(b).

If the Reinsurer delivers a Dispute Notice, then the Ceding Company and the Reinsurer shall seek in good faith to resolve the Disputed Items during the thirty (30)-day period beginning on the date the Ceding Company receives the Dispute Notice. If Ceding Company and the Reinsurer reach agreement with respect to any Disputed Items, the Ceding Company shall revise the Post-Closing Settlement Notice to reflect such agreement. In the event the Ceding Company and the Reinsurer cannot resolve any Disputed Item, the Ceding Company and the Reinsurer shall resolve any such disagreement in accordance with Article 17 (Arbitration) of the Reinsurance Agreement.

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THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION: [***]

Within five (5) business days after the Post-Closing Settlement Notice becomes final pursuant to the provisions of this Section 3

(i) If (A) the final Actual Second Amendment Closing Settlement Amount less $[***] exceeds (B) the Estimated Settlement Payment, the Ceding Company shall pay to the Reinsurer an amount equal to such excess, and if (A) the final Actual Second Amendment Closing Settlement Amount less $[***] is less than (B) the Estimated Settlement Payment, the Reinsurer shall pay to the Ceding Company an amount equal to the shortfall; and

(ii) Without duplication in respect of the foregoing, if (A) the final Adjusted Ceding Allowance exceeds $[***], the Reinsurer shall pay to the Ceding Company an amount equal to such excess, and if (B) the final Adjusted Ceding Allowance is less than $[***], the Ceding Company shall pay to the Reinsurer an amount equal to the shortfall.

For the avoidance of doubt, in the event that both parties are required to make payments pursuant to clauses (i) and (ii) above, the amounts due to be paid to either party shall be payable on a net basis.

4. Commitment and Termination. Notwithstanding anything set forth in this Amendment No. 2 to the contrary, the reinsurance provided hereunder will not become effective or valid and binding on either party and the Second Amendment Closing Date shall not occur unless the Second Amendment Conditions Precedent have been satisfied or waived as required under the Commitment Agreement; provided, that without prejudice to any of its other rights or remedies, each of the Second Amendment Conditions Precedent may be waived in each case solely by the party that is the beneficiary of such Second Amendment Condition Precedent, in whole or in part in such party’s sole discretion. Any such waiver shall be without prejudice to any other rights of such party. For the purposes of this Amendment No. 2, “Second Amendment Conditions Precedent” means those Coinsurance Conditions, as such term is defined in the Commitment Agreement, that are conditions precedent to the occurrence of the Second Amendment Closing Date and that pertain to this Amendment No. 2. In the event that the Second Amendment Closing Date shall have not occurred within sixty (60) days from the date hereof (such date, the “Termination Date”), the Reinsurer shall have no obligation or right to reinsure, and the Ceding Company shall have no obligation or right to cede, the Second Amendment Additional Policies pursuant to this Amendment No. 2 and this Amendment No. 2 shall terminate and expire and no party shall have any further liability or obligation hereunder other than as respects Article 18 (Confidentiality) of the Reinsurance Agreement, which provision shall continue to apply as to information provided with respect to the Second Amendment Additional Policies as fully as if the reinsurance hereunder had been completed, provided, however, that any such termination or expiration shall not (a) release any party as respects any breach thereby of the terms of this Amendment No. 2 as shall have occurred prior to the Termination Date or (b) relieve such breaching party of liability for such breach. Notwithstanding the foregoing, to the extent that the sole reason that the Second Amendment Closing Date has not occurred on or before the Termination Date is that one or more Required Consents (as such term is defined in the Commitment Agreement) have not been obtained on or prior to such date, the Termination Date shall be extended for an additional thirty (30) days as necessary or appropriate to procure such Required Consents.

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5. Reinsurance Trust. If, as of the end of any calendar quarter following the Second Amendment Closing Date, the Reinsurer fails to maintain an RBC Ratio of at least 200% (or, if and to the extent that the Reinsurer grants to any of its other ceding companies a financial impairment trigger at an RBC Ratio higher than 200% (a “MFN Trigger”), if the Reinsurer fails to maintain an RBC Ratio of at least such higher percentage) (a “Security Event”), the Reinsurer shall provide additional security at its sole cost and expense for the performance of its obligations under this Amendment No. 2, and shall promptly establish and as provided below thereafter maintain a trust account (“Trust Account”) with a mutually-agreed trustee that is a qualified United States financial institution (as used in the Maryland insurance laws) and, subject to a mutually-agreed form of trust agreement which the Parties agree to negotiate in good faith (the “Trust Agreement”), secure the payment of amounts due the Ceding Company under this Amendment No. 2 in accordance with the provisions of this Section 5 and the terms of the Trust Agreement. The Reinsurer shall pay into, and shall thereafter maintain in the Trust Account during the pendency of such Security Event cash in United States currency and securities permitted under (a) the investment guidelines used by the Reinsurer for its general account investments and (b) applicable law in the Reinsurer’s state of domicile having an aggregate then-current statutory book value calculated in accordance with statutory accounting principles applicable to the Reinsurer, consistently applied, equal to no less than 102% of the then-current Ceded Reserves, which Trust Account balance the Reinsurer shall adjust on at least a quarterly basis. For purposes of the foregoing, the term “RBC Ratio” means as to any insurer the ratio, as of the date of determination, of an insurer’s “total adjusted capital” over its “authorized control level” of risk-based capital as such terms are defined and prescribed by requirements promulgated by the National Association of Insurance Commissioners and regulations adopted by the insurance regulatory authorities in the Reinsurer’s and the Ceding Company’s state of domicile which are in effect as of the date hereof, calculated as of the end of each calendar quarter, and using reserving methodologies and asset classifications that are in accordance with generally accepted statutory accounting principles and practices required or permitted by the National Association of Insurance Commissioners and the insurance regulatory authorities in the Reinsurer’s state of domicile, consistently applied throughout the specified period and in the immediately prior comparable period. The Reinsurer shall provide to the Ceding Company prompt written notice of any MFN Triggers or Security Event.

6. Non-Guaranteed Elements.

(a) “Non-Guaranteed Elements” means loads and expense charges, credited interest rates and dividends, if any, each as applicable under the Second Amendment Additional Policies.

(b) The Ceding Company has provided to the Reinsurer as part of the Risk Evaluation Materials full and complete copies of the following information and analyses related to the Additional Direct Policies, as applicable: (i) current and projected cost of reinsurance charges and other costs and charges for mortality and administration of the Additional Direct Policies; (ii) current and projected interest credited rates; (iii) current and projected dividend scales; and (iv) a description of the actuarial, financial and other policies, guidelines and methodologies used by the Ceding Company in determining over time the amounts in items (i), (ii) and (iii) above as well as any other of the Non-Guaranteed Elements, including without limitation financial or actuarial models used in determining the Non-Guaranteed Elements and a full description of all regulatory or other commitments made by or applicable to the Ceding Company in respect of the Non-Guaranteed Elements (together, the “Company Guidelines”). For the avoidance of doubt, notwithstanding anything in the Reinsurance Agreement to the contrary, including, without limitation, Section 11.3 of the Reinsurance Agreement, the Reinsurer shall be liable to, and shall indemnify, the Ceding Company for the Second Amendment Quota Share of all of the Ceding Company’s liabilities incurred on or after the Second Amendment Effective Date for dividends

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paid or payable under the Additional Direct Policies. Consistent with the Company Guidelines, the Ceding Company shall at least quarterly re-evaluate experience with respect to the Additional Direct Policies and, as warranted and subject to the other terms and provisions of this Amendment No. 2, shall, to the extent permissible under applicable law and the express terms of the Additional Direct Policies, adjust the Non-Guaranteed Elements consistent with the Company Guidelines and as necessary or appropriate to reasonably reflect the results of such evaluation. Reinsurance premiums payable to, and benefits payable by, the Reinsurer under this Amendment No. 2 attributable to Additional Direct Policies shall be no less or more (as applicable) than the amounts thereof as would be determined based on consistent application of the Company Guidelines with such changes thereto as may be required under applicable law and the express terms of such Additional Direct Policies, plus related fees, charges, renewal commission payments, reimbursements and similar amounts. Subject to the Reinsurer’s rights to approve in advance actions with respect to the ING Assumed Reinsurance Agreement set forth in Section 7 hereof, the covenants set forth in this Section 6 shall apply as well to the Additional Assumed Polices to the extent that the Ceding Company has the right under the ING Assumed Reinsurance Agreement to cause the adjustment of Non-Guaranteed Elements under such Additional Assumed Policies.

7. ING Assumed Reinsurance Agreement.

(a) The Ceding Company represents and warrants that a true, correct and complete copy of the ING Assumed Reinsurance Agreement has been provided to the Reinsurer in connection with the Reinsurer’s assessment of this reinsurance and that such agreement is in full force and effect and is enforceable against the Ceding Company, and to the Ceding Company’s knowledge, against SLD, in accordance with its terms except that (i) such enforcement may be subject to applicable bankruptcy, insolvency or other similar laws, now or hereafter in effect, affecting creditors’ rights generally and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. The Reinsurer has been provided access to copies of all material correspondence that is in the possession of the Ceding Company concerning the ING Assumed Reinsurance Agreement, including without limitation correspondence with respect to (x) any review of the Ceding Company’s underwriting, claims or administrative practices or procedures, (y) disputed or contested claims (direct or reinsurance) with respect to the business ceded thereunder, and (z) settlement payments made or received with respect to the ING Assumed Reinsurance Agreement during the two years preceding the date hereof.

(b) As of the date hereof, except as disclosed to the Reinsurer in writing, there has been no actual or threatened material breach or default by the Ceding Company, or to the knowledge of the Ceding Company, by SLD, under the terms of the ING Assumed Reinsurance Agreement, or any claim of breach or default made by any party thereto, and, to the Ceding Company’s knowledge, no event has occurred which, with or without notice, the passage of time or both, would constitute a material default by the Ceding Company under any provision thereof or that would otherwise limit or preclude the payment of further amounts thereunder.

(c) Subject to clause (d) of this Section 7, the Ceding Company agrees that other than as provided expressly in this Amendment No. 2, it shall maintain in full force and effect the ING Assumed Reinsurance Agreement and shall perform fully each of its obligations thereunder. The Ceding Company shall promptly notify the Reinsurer of any assertion of breach by the Ceding Company of any of its obligations under the ING Assumed Reinsurance Agreement and shall promptly take any such steps as may be necessary or appropriate thereunder to cure any such breach.

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(d) The Ceding Company may not modify, amend or terminate the ING Assumed Reinsurance Agreement or waive any of its rights thereunder without the Reinsurer’s prior written consent and shall fully enforce all of its rights thereunder. At the Reinsurer’s instruction, the Ceding Company shall effect any such action with respect to the management or administration of the ING Assumed Reinsurance Agreement as the Reinsurer shall reasonably request as may be available under or with respect to the terms of such agreement; provided, however, that the Reinsurer shall indemnify the Ceding Company as respects its share of any loss and liability arising out of any such action so requested by the Reinsurer.

(e) The Ceding Company agrees that it shall pursue commercially reasonable management and collection efforts with respect to amounts owing under or with respect to the ING Assumed Reinsurance Agreement and, in general, will manage the ING Assumed Reinsurance Agreement in a manner which provides due care for the economic value reasonably anticipated by the Reinsurer with respect to the reinsurance provided hereby; provided, however, that the Reinsurer shall reimburse the Ceding Company for all reasonable out of pocket costs with respect thereto and shall have the right to approve in advance incurral of any such reimbursable cost or expense in excess of $15,000.

(f) The Ceding Company will notify the Reinsurer of any dispute, contest, compromise, litigation or arbitration of any matter involving the ING Assumed Reinsurance Agreement. Once notified, the Reinsurer may undertake management of such proceeding, at its own cost.

(g) Notwithstanding anything in this Amendment No. 2 to the contrary, including without limitation this Section 7, the Reinsurer agrees and acknowledges that SLD has certain rights of recapture under the ING Assumed Reinsurance Agreement, as described in Section 12 below.

(h) As between the Ceding Company and the Reinsurer, the Reinsurer shall be entitled to all rights and interests of the Ceding Company with respect to the funds withheld account maintained by SLD pursuant to the ING Assumed Reinsurance Agreement other than the Excluded Balances and any interest accrued thereon, and any such amounts released by SLD to the Ceding Company from or paid with respect to such funds withheld account as part of any net settlement thereunder, including but not limited to amounts released in connection with any recapture thereunder as described in Section 12 below, shall be paid over to the Reinsurer in connection with the periodic settlements under the Reinsurance Agreement.

8. Other Reinsurance. Unless specifically noted otherwise in this Amendment No. 2, the definition in the Reinsurance Agreement of “Other Reinsurance” shall, from and after the Second Amendment Effective Date, be revised to add reinsurance ceded with respect to the Second Amendment Additional Policies under the terms of the ceded reinsurance agreements specified on Annex A-2 hereto; provided, that the parties acknowledge and agree that there are no Net Retained Liabilities associated with the Second Amendment Additional Policies . For purposes of clarity, any cession to Old Mutual Reassurance (Ireland) Limited (“OM Re”) or Raven Re shall not constitute Other Reinsurance with respect to the Second Amendment Additional Policies and the Reinsurer undertakes and assumes no risks as respects the collectability of any amounts due from OM Re or Raven Re, as the case may be, or any other affiliate or former affiliate of the Ceding Company. The Ceding Company agrees and acknowledges that, pursuant to Section 11.4 of the Reinsurance Agreement, the Ceding Company shall notify the Reinsurer of any dispute, contest, compromise, litigation or arbitration of any matter involving Other Reinsurance, and that once notified, the Reinsurer may undertake management of such proceeding. In the event the Reinsurer undertakes management of any such proceeding, the Ceding Company agrees to cooperate with the Reinsurer in all reasonable respects in the Reinsurer’s efforts to obtain full economic performance of the Other Reinsurance.

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9. Rights to Certain Information Prior to Second Amendment Closing Date. During any period from and following the date hereof until the Second Amendment Closing Date, with respect to the Second Amendment Additional Policies, the Reinsurer shall be entitled to receive the information, reporting and access to records otherwise provided with respect to Reinsured Policies under the terms of the Reinsurance Agreement, including, without limitation, the provisions of Section 11.5 and Exhibit E thereof, all subject to the non-disclosure obligations set forth in Section 18 thereof.

10. Certain Reporting and Policy Administration Matters After Second Amendment Closing Date.

(a) The parties acknowledge and agree that substantial new periodic reporting mechanisms may be required to address the proper and timely management and administration of the reinsurance provided under this Amendment No. 2. More specifically, the parties acknowledge and agree that new monthly and quarterly reporting and analysis mechanisms and electronic interfaces will be created by the parties with respect to business ceded under the terms of the ING Assumed Reinsurance and, with particularity, as respects such business on and after the Experience Refund Commencement Date and as to the identification and funding of any Excluded Balances thereunder. The parties will use their respective commercially reasonable efforts to timely complete these additional reporting and analysis arrangements with the objective of full operational implementation within 180 days of the Second Amendment Closing Date and, further, shall promptly after the Second Amendment Closing Date implement reasonable interim reporting and information access measures pending such completion. Subject to the foregoing, the parties acknowledge the continuing effectiveness of the provisions of Exhibit E to the Reinsurance Agreement (Self-Administered Reporting) with respect to the Second Amendment Additional Policies. The expenses of the parties’ fulfillment of their obligations under this Section 10(a) will be shared equally between the parties.

(b) Without limitation of the foregoing, to the extent legally permissible, in order to enable the Reinsurer to comply with requirements applicable now or in the future to the Reinsurer with respect to maintaining, documenting, assessing and reporting of its internal controls over financial reporting (including administrative services, investment management, information technology and related processes), the Reinsurer shall have reasonable access to audit opinions and internal control and internal audit reports, including, where applicable, Statement on Auditing Standards (SAS) No. 70 reports (if produced), and reports produced by third-parties and others involved in the administration of the Second Amendment Additional Policies, in each case, only to the extent such opinions and reports relate directly to the Second Amendment Additional Policies, and shall be given reasonable access to auditors, Ceding Company personnel and third-party administrators relative thereto. The Reinsurer shall bear any third-party out-of-pocket incremental costs resulting from such access. The parties acknowledge and agree that subject to Section 11.5 of the Reinsurance Agreement, the Reinsurer shall have access to the periodic operating reports provided by the Ceding Company’s third party administrators and other service agents with respect to the Second Amendment Additional Policies, in each case, only to the extent such opinions and reports relate directly to the Second Amendment Additional Policies. Notwithstanding the foregoing, nothing contained herein shall require the Ceding Company, or any of its auditors, third party administrators, other service agents or representatives to disclose any information to the Reinsurer, or to take any other action that would (i) cause a violation of any contract to which the Ceding Company is a party, (ii) cause a risk of loss of legal privilege, or (iii) would constitute a violation of applicable law or obligations to policyholders; provided, however, that the Ceding Company shall use its commercially reasonable efforts to obtain any consents from third parties in order to provide such information to the Reinsurer without violating any contractual obligations. Any access provided hereunder shall be during normal business hours, subject to

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reasonable prior notice and shall not unreasonably interfere with the business or operations of the Ceding Company. For the avoidance of doubt, any information disclosed herein shall be subject to the non-disclosure obligations set forth in Section 18 of the Reinsurance Agreement.

(c) The parties agree that at the Reinsurer’s reasonable request appropriate representatives of the Ceding Company and the Reinsurer and their respective representatives shall confer periodically to assess any material concerns of the Reinsurer with respect to the administration of the Second Amendment Additional Policies or the Other Reinsurance related thereto.

11. Certain Other Representations and Warranties.

(a) Subject to Section 8 and Section 2 hereof, as of each of the date hereof and the Second Amendment Closing Date, the Ceding Company hereby repeats and affirms the representations and warranties set forth in (i) the second paragraph of Section 2.4 of the Reinsurance Agreement beginning with the phrase “[t]he Ceding Company represents and warrants” and (ii) Section 11.4 of the Reinsurance Agreement (other than the second paragraph Section 11.4 thereof as respects solely the inception of this reinsurance) with respect to Other Reinsurance applicable to the Second Amendment Additional Policies. Notwithstanding the foregoing, and for the sake of clarity, the Reinsurer assumes the risk that reinsurance under the Other Reinsurance with respect to the Second Amendment Additional Policies is not collected.

(b) As of each of the date hereof and the Second Amendment Closing Date, the Ceding Company hereby repeats and affirms the representations and warranties set forth in (i) as respects solely the Additional Direct Policies, Section 11.6 and Section 11.9 of the Reinsurance Agreement, (ii) as respects the Second Amendment Additional Policies and this reinsurance generally, Section 11.7 (other than the penultimate paragraph thereof) of the Reinsurance Agreement, and (iii) Section 8.1 of the Reinsurance Agreement (other than the last sentence thereof).

(c) At the time of the issuance of each of the Additional Direct Policies, the Ceding Company had in full force and effect all material licenses and authorizations necessary for it to properly issue each Additional Direct Policy in accordance with applicable law and the Ceding Company was not at the time of issuance of any of the Additional Direct Policies or at the date hereof or the Second Amendment Closing Date (as applicable) operating under any formal or informal agreement or understanding with any Governmental or Regulatory Authority (as such term is defined in the Commitment Agreement) restricting its authority to do business or requiring the Ceding Company to take, or refrain from taking, any action inconsistent with the lawful issuance of the Additional Direct Policies.

(d) Except as set forth on Annex F hereto (as such Annex shall be updated prior to the date hereof) to reflect circumstances arising after the execution of the Commitment Agreement and excluding suits proceeding or arbitrations involving death benefits arising prior to the Second Amendment Effective Date, there is no material suit, proceeding or arbitration pending or, to the best knowledge of the Ceding Company, threatened in writing against or affecting the Ceding Company with respect to the Second Amendment Additional Policies nor is there any material judgment, decree, injunction or order of any governmental entity or arbitrator outstanding against the Ceding Company with respect thereto.

(e) The Ceding Company has furnished to the Reinsurer copies of the Ceding Company’s (i) Annual Statements as of December 31, 2009 and for the fiscal year then ended as filed with the Maryland Insurance Administration, and (ii) the quarterly statements as of March 31, 2010, June 30, 2010 and September 30, 2010 and for the quarterly periods then ended, as filed with the Maryland Insurance Administration (collectively, the “Amendment Historical Statutory Statements”). The

10

Amendment Historical Statutory Statements (including without limitation the provisions made therein for investments and the valuation thereof, reserves, policy and contract claims and statutory liabilities) have been prepared, in all material respects, in accordance with statutory accounting principles (except as may be reflected in the notes thereto and subject, with respect to the quarterly statements, to the absence of notes required by statutory accounting principles and to normal year-end adjustments), were in all material respects, in compliance with applicable requirements of law and regulation when filed and present fairly in all material respects the financial condition of the Ceding Company covered thereby as of the respective dates thereof and the results of operations, changes in capital and surplus and cash flows of the Ceding Company for the periods then ended. The Ceding Company makes no representations or warranties, express or implied, as to the future experience or profitability arising from the Second Amendment Additional Policies.

12. Recapture of Additional Assumed Policies. In the event of a direct or indirect recapture of risks ceded under the terms of the ING Assumed Reinsurance Agreement, a final settlement of amounts due between the parties hereto with respect to the recaptured Additional Assumed Policies for coverage in effect up to the effective time of such recapture will be determined by the Ceding Company and reported to the Reinsurer, which calculation will include amounts paid or payable from the Ceding Company to SLD under the terms of the ING Assumed Reinsurance Agreement as part of any final settlement thereunder to the extent attributable to losses covered hereunder, and related amounts received from SLD as part of any final settlement thereunder (including without limitation any assets released to the Ceding Company from the funds withheld account maintained by SLD pursuant to the ING Assumed Reinsurance Agreement as part of such net settlement, other than the Excluded Balances and any interest accrued thereon). The parties shall work in good faith to determine the amount and timing of the final settlement amount payment hereunder; failing such agreement the parties shall submit any dispute to the resolution procedures set forth in Article 16 of the Reinsurance Agreement.

13. Additional Amendments. The parties agree that the Reinsurance Agreement shall be further amended as follows:

(a) Clause (c) of Section 2.3 of the Reinsurance Agreement shall be amended to add the phrase “non-discretionary” before the phrase “group life,” as respects all Reinsured Policies.

(b) The first sentence of Section 7.1 of the Reinsurance Agreement shall be deleted in its entirety and replaced with the following: “Claims covered under this Agreement include contractual death claims, which are those due to the death of the insured on a Reinsured Policy, surrender benefits, policy loan and dividend obligations under the universal life and whole life insurance policies included in the Additional Direct Policies, in each case and any additional benefits specified hereby which are provided by the underlying policy and are reinsured under this Agreement.”

14. Continuing Allowances for Additional Direct Policies. With respect to the Additional Direct Policies, in lieu of the continuing ceding and expenses allowances set forth in Exhibit C-8 of the Reinsurance Agreement, for each calendar quarter commencing on or after the Second Amendment Effective Date and prior to any termination of the reinsurance hereunder in accordance with the terms hereof and the terms of the Reinsurance Agreement, the Reinsurer shall pay to the Ceding Company (a) a continuing ceding and expense allowance determined in accordance with Annex C hereto plus (b) the amounts necessary to pay renewal commissions with respect to the Additional Direct Policies for periods commencing after the Second Amendment Effective Date.

11

15. Continuing Premiums for Additional Assumed Policies. With respect to the Additional Assumed Policies reinsured hereunder, in lieu of the continuing premium set forth in Exhibit C of the Reinsurance Agreement, the Ceding Company shall pay to the Reinsurer the Second Amendment Quota Share of all amounts actually received by the Ceding Company from SLD under the Underlying ING Reinsurance Agreement in respect of claims arising on or after the Second Amendment Effective Date under such Additional Assumed Policies.

16. Experience Refunds. Within one hundred fifty (150) days following the end of each calendar quarter commencing on or after January 1, 2015 (the “Experience Refund Commencement Date”) (or following such later period as may be reasonably justified if required financial information is then unavailable), the Ceding Company will provide to the Reinsurer its specification of the amount of any Experience Refund due in respect of the Additional Assumed Policies with respect to such quarter, including therewith a specification of the material supporting computations and copies of related financial computations. Subject to Section 13.1 of the Reinsurance Agreement, the Reinsurer shall pay to the Ceding Company the amount of any Experience Refund in accordance with the settlement procedures set forth in the Reinsurance Agreement. For purposes of this Section 16, “Experience Refunds” shall mean the amounts determined in accordance with the provisions of Annex B.

17. Further Assurances. Each of the parties shall execute such documents and other instruments and perform such further acts as may be reasonably required to carry out the provisions hereof and the transactions contemplated hereby. Each party shall, on or prior to the Second Amendment Closing Date, use its commercially reasonable efforts to fulfill or obtain the fulfillment of the conditions precedent to the consummation of the transactions contemplated hereby, including the execution and delivery of any documents, certificates or other instruments that are reasonably required for the consummation of the transactions contemplated hereby; it being agreed that nothing contained in this sentence shall modify the terms of the indemnification required in order to excuse the failure of a Coinsurance Condition (as such term is defined under the Commitment Agreement) pursuant to the terms of Section 1(a) of the Commitment Agreement.

18. Reinsurance Agreement. Except as expressly stated herein, the terms of this Amendment No. 2 are subject to all other terms and conditions of the Reinsurance Agreement, all of which remain unchanged and in full force and effect. This Amendment No. 2 does not alter, amend or modify the Reinsurance Agreement except as expressly set forth herein.

19. Multiple Counterparts. This Amendment No. 2 may be signed in any number of counterparts which taken together shall constitute one and the same instrument.

[Balance of page left blank intentionally]

12

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 2 as of the date first above written.

OM FINANCIAL LIFE INSURANCE COMPANY		WILTON REASSURANCE COMPANY

By:	/s/ LEE LAUNER	By:	/s/ MICHAEL GREER

Title:	President and Chief Executive Officer	Title:	Senior Vice President

[Signature page to Amendment No. 2 to Automatic Reinsurance Agreement between OM Financial Life Insurance Company and Wilton Reassurance Company]

ANNEX A

REINSURED POLICIES; OTHER REINSURANCE

SCHEDULE OF PLANS, RIDERS AND BENEFITS	A.1

Subject to the other terms, conditions and limitations of Amendment No. 2, policies issued on plans shown below may qualify for reinsurance under the terms of Amendment No. 2:

SLOB	Product	Plan Code	Time Period			OM Re	Excluded Share[1]	Reinsurer
104001	Heritage Master	SIUAN1	3/29/2006	-	9/13/2006			Wilton
		SIULF1	9/7/2005	-	3/29/2007			Wilton
		SIULF2	8/3/2007	-	8/3/2007			Wilton

104011	Other Fully Underwritten UL	720403	12/19/1986	-	11/13/1989	OM		Wilton
		720404	1/13/1987	-	12/28/1991	OM		Wilton
		720405	2/19/1987	-	9/15/1987	OM		Wilton
		720406	7/10/1987	-	10/20/1988	OM		Wilton
		720407	8/4/1987	-	10/20/1988	OM		Wilton
		720408	9/23/1987	-	10/20/1988	OM		Wilton
		721403	2/2/1987	-	5/26/1987	OM		Wilton
		721404	6/15/1987	-	11/26/1990	OM		Wilton
		730400	7/17/1983	-	10/28/1988			Wilton
		730402	3/28/1985	-	8/5/1988			Wilton
		730410	12/20/1985	-	5/16/1988			Wilton
		730411	9/2/1985	-	11/1/1992			Wilton
		730412	1/15/1986	-	10/10/1987			Wilton
		730413	10/22/1985	-	4/15/1989			Wilton

[1]	Excluded Share percentages have been expressed without reflecting the special effects of additional third party reinsurance structured on a combination YRT/coinsurance basis, which effects are not expected to materially change the Excluded Share percentage shown in this Annex A-1. Products that are subject to YRT as well as coinsurance are identified in the “Product” column in this table.

SLOB	Product	Plan Code	Time Period			OM Re	Excluded Share[1]	Reinsurer
		730414	1/1/1986	-	2/1/1989			Wilton
		730415	3/14/1986	-	12/28/1988			Wilton
		730415	11/14/1988	-	11/14/1988			Wilton
		730416	5/28/1986	-	12/28/1988			Wilton
		730417	8/21/1986	-	12/28/1988			Wilton
		730417	12/11/1986	-	7/12/1988			Wilton
		730418	10/20/1986	-	12/28/1988			Wilton
		730419	2/1/1987	-	2/1/1988			Wilton
		730420	12/28/1988	-	6/1/1992			Wilton
		730421	10/1/1988	-	10/1/1992			Wilton
		730422	6/2/1988	-	8/28/1998	OM		Wilton
		730426	4/1/1986	-	9/1/2003			Wilton
		730427	3/3/1989	-	7/1/2004			Wilton
		730429	5/25/1987	-	7/1/2004			Wilton
		730430	7/12/1989	-	5/1/2004			Wilton
		730439	5/11/1990	-	1/22/1999	OM		Wilton
		730440	12/10/1991	-	8/1/1997			Wilton
		731400	12/22/1984	-	12/28/1988			Wilton
		731400	2/1/1985	-	8/4/1987			Wilton
		731422	12/16/1988	-	6/12/1992	OM		Wilton
		731439	6/26/1991	-	8/21/1997	OM		Wilton
		731440	7/1/1992	-	3/24/1997			Wilton
		732400	10/23/1985	-	12/8/1988			Wilton

SLOB	Product	Plan Code	Time Period			OM Re	Excluded Share[1]	Reinsurer
		732402	2/18/1986	-	8/8/1986			Wilton
		JFD1	9/15/1996	-	6/11/1999			Wilton
		JLD1	6/10/1996	-	9/2/1999			Wilton
		UL10G	5/5/1997	-	12/1/1999			Wilton
		UL7	1/25/1995	-	6/19/2000	OM		Wilton
		UL8	7/4/1996	-	6/2/2003			Wilton
		UL8NJ	5/7/1998	-	4/8/2003			Wilton
		UL8T	6/14/1996	-	9/13/2003			Wilton
		UL9G3	2/27/1997	-	4/28/2002			Wilton
		UL9P3	5/9/1997	-	8/15/1997			Wilton
		UL9R3	12/9/1996	-	3/8/2004			Wilton

104031	Secure Master	UL10R	7/15/1997	-	2/6/2009			Wilton

105001	Income Certain	15INCR	5/28/2006	-	8/16/2007			Wilton
		20INCR	6/13/2006	-	2/12/2007			Wilton
		25INCR	5/17/2006	-	8/1/2007			Wilton
		30INCR	4/28/2006	-	3/29/2007			Wilton

105011	Home Certain Issue months 2/15/05 through 3/31/05 include third party YRT as well as coinsurance	10MLE	10/18/2000	-	11/20/2008	OM	10%	Raven & Wilton
		10MLT	12/13/1999	-	12/31/2008	OM	10%	Raven & Wilton
		15MDT	6/10/1999	-	8/31/2007	OM	10%	Raven & Wilton
		15MDTR	5/28/2000	-	6/17/2007	OM	10%	Raven & Wilton
		15MLE	8/28/2000	-	12/23/2008	OM	10%	Raven & Wilton

SLOB	Product	Plan Code	Time Period			OM Re	Excluded Share[1]	Reinsurer
		15MLER	7/13/2000	-	12/8/2008	OM	10%	Raven & Wilton
		15MLT	10/28/1999	-	12/31/2008	OM	10%	Raven & Wilton
		15MLTR	8/9/1999	-	12/17/2008	OM	10%	Raven & Wilton
		20MDT	12/4/1999	-	9/11/2007	OM	10%	Raven & Wilton
		20MDTR	6/14/1999	-	8/8/2007	OM	10%	Raven & Wilton
		20MLE	9/28/2001	-	12/22/2008	OM	10%	Raven & Wilton
		20MLER	9/8/2000	-	11/7/2008	OM	10%	Raven & Wilton
		20MLT	10/7/1999	-	12/8/2008	OM	10%	Raven & Wilton
		20MLTR	6/10/1999	-	8/6/2007	OM	10%	Raven & Wilton
		25MDT	1/12/2005	-	8/10/2007	OM	10%	Raven & Wilton
		25MDTR	1/23/2001	-	8/2/2007	OM	10%	Raven & Wilton
		25MLE	5/1/2001	-	5/16/2008	OM	10%	Raven & Wilton
		25MLER	10/19/2000	-	12/23/2008	OM	10%	Raven & Wilton
		25MLT	8/28/1999	-	12/31/2008	OM	10%	Raven & Wilton

SLOB	Product	Plan Code	Time Period			OM Re	Excluded Share[1]	Reinsurer
		25MLTR	6/15/1999	-	6/4/2007	OM	10%	Raven & Wilton
		30MDT	1/4/2005	-	5/30/2007	OM	10%	Raven & Wilton
		30MDTR	10/24/2000	-	8/28/2007	OM	10%	Raven & Wilton
		30ML	8/5/1999	-	12/31/2008	OM	10%	Raven & Wilton
		30MLE	8/28/2000	-	12/31/2008	OM	10%	Raven & Wilton
		30MLER	6/21/2000	-	12/31/2008	OM	10%	Raven & Wilton
		30MLR	6/16/2000	-	12/2/2008	OM	10%	Raven & Wilton

	Your Term	10E	1/22/2009	-	5/12/2009			Wilton
		10T	1/21/2009	-	5/5/2009			Wilton
		15E	1/1/2009	-	6/3/2009			Wilton
		15ER	5/1/2009	-	5/1/2009			Wilton
		15T	1/20/2009	-	5/13/2009			Wilton
		20E	1/12/2009	-	5/14/2009			Wilton
		20ER	1/26/2009	-	5/12/2009			Wilton
		20T	2/5/2009	-	5/7/2009			Wilton
		20T5R	2/16/2009	-	4/6/2009			Wilton
		20TR	2/4/2009	-	2/4/2009			Wilton
		25E	1/19/2009	-	5/5/2009			Wilton
		25ER	1/22/2009	-	1/30/2009			Wilton

SLOB	Product	Plan Code	Time Period			OM Re	Excluded Share[1]	Reinsurer
		25T	2/2/2009	-	2/2/2009			Wilton
		30E	1/26/2009	-	5/19/2009			Wilton
		30E5R	2/19/2009	-	4/2/2009			Wilton
		30ER	1/14/2009	-	6/4/2009			Wilton
		30T	1/29/2009	-	5/18/2009			Wilton
		30T5R	2/16/2009	-	2/16/2009			Wilton
		30TR	2/20/2009	-	3/26/2009			Wilton

105021	Other Fully Underwritten Term	026	7/19/1973	-	9/17/1985	OM		Wilton
		043	8/19/1965	-	7/24/1981			Wilton
		044	12/28/1973	-	6/27/1988			Wilton
		045	11/20/1964	-	3/8/1988			Wilton
		053	9/19/1977	-	3/17/1981			Wilton
		054	10/8/1976	-	10/13/1980			Wilton
		055	7/28/1970	-	8/17/1976			Wilton
		058	5/19/1974	-	1/9/1995	OM		Wilton
		059	6/2/1988	-	1/9/1995	OM		Wilton
		074	6/15/1976	-	5/18/1977			Wilton
		100	7/11/2001	-	7/8/2003			Wilton
		100WA	8/2/2001	-	8/2/2001			Wilton
		101	7/22/2001	-	1/24/2004			Wilton
		101A	11/1/2001	-	1/24/2004			Wilton
		101AOR	9/12/2001	-	12/9/2003			Wilton
		101AWA	6/26/2001	-	6/26/2001			Wilton

SLOB	Product	Plan Code	Time Period			OM Re	Excluded Share[1]	Reinsurer
		101OR	9/12/2001	-	12/9/2003			Wilton
		101WA	6/26/2001	-	8/2/2001			Wilton
		102	11/12/2001	-	9/29/2003			Wilton
		102A	2/28/2002	-	7/24/2003			Wilton
		102OR	3/1/2002	-	4/29/2003			Wilton
		103	1/22/2002	-	9/8/2003			Wilton
		103OR	11/7/2002	-	11/7/2002			Wilton
		104	5/31/2002	-	12/9/2002			Wilton
		248	7/3/1985	-	5/17/1988			Wilton
		249	9/9/1982	-	7/1/1987			Wilton
		251	3/25/1983	-	3/25/1983			Wilton
		252	4/9/1984	-	5/5/1988			Wilton
		253	6/25/1985	-	1/9/1989			Wilton
		254	4/28/1981	-	6/9/1988			Wilton
		255	7/13/1980	-	1/10/1986			Wilton
		275	11/26/1980	-	7/28/1985			Wilton
		280	12/5/1990	-	7/17/1992			Wilton
		281	12/7/1990	-	9/25/1992			Wilton
		282	2/1/1991	-	10/14/1992			Wilton
		283	9/25/1990	-	2/17/1993			Wilton
		351	4/21/1983	-	3/7/1988			Wilton
		355	9/6/1977	-	5/19/1980			Wilton
		374	9/7/1977	-	1/28/1980			Wilton

SLOB	Product	Plan Code	Time Period			OM Re	Excluded Share[1]	Reinsurer
		375	9/13/1978	-	4/2/1980			Wilton
		376	2/13/1979	-	11/19/1985			Wilton
		380	10/7/1985	-	5/8/1997			Wilton
		382	8/23/1985	-	8/1/1997			Wilton

105031	Patriot Select	15PSL	6/8/2003	-	10/13/2005			Wilton
		15PSLR	9/5/2003	-	11/2/2005			Wilton
		20PSL	6/15/2003	-	1/24/2006			Wilton
		20PSLR	5/10/2003	-	11/16/2005			Wilton
		30PSL	6/6/2003	-	11/15/2005			Wilton
		30PSLR	7/21/2003	-	10/18/2005			Wilton

105041	Other Simplified Issue Whole Life	WLG	10/13/1999	-	12/28/1999	OM		Wilton
		WLG	1/11/2000	-	11/4/2002	OM		Wilton
		WLGF	11/19/1999	-	11/19/1999	OM		Wilton
		WLGF	2/22/2000	-	10/9/2002	OM		Wilton
		WLL	3/1/1989	-	12/28/1999	OM		Wilton
		WLL	1/13/2000	-	1/14/2003	OM		Wilton

105051	Savers Select Limited Guarantee plans (plans ending in E or ER) for all issue years include third party YRT as well as coinsurance	15SSE	3/27/2001	-	1/15/2009	OM	10%	Raven & Wilton
		15SSER	5/10/2001	-	9/8/2008	OM	10%	Raven & Wilton
		15SSX	4/2/2001	-	10/19/2008	OM	10%	Raven & Wilton
		15SSXR	4/17/2001	-	6/14/2007	OM	10%	Raven & Wilton
		20SSE	2/15/2001	-	1/15/2009	OM	10%	Raven & Wilton

SLOB	Product	Plan Code	Time Period			OM Re	Excluded Share[1]	Reinsurer
		20SSER	6/28/2001	-	2/17/2009	OM	10%	Raven & Wilton
		20SSX	3/6/2001	-	3/10/2008	OM	10%	Raven & Wilton
		20SSXR	2/21/2001	-	7/26/2007	OM	10%	Raven & Wilton
		30SSE	3/20/2001	-	12/19/2008	OM	10%	Raven & Wilton
		30SSER	3/12/2001	-	2/4/2009	OM	10%	Raven & Wilton
		30SSX	2/14/2001	-	7/10/2008	OM	10%	Raven & Wilton
		30SSXR	3/15/2001	-	12/18/2007	OM	10%	Raven & Wilton

105061	Term Trends	01RTM	2/4/1997	-	7/25/1997	OM		Wilton
		01RTSA	1/6/2000	-	7/21/2000	OM	10%	Raven & Wilton
		05RTG	12/16/1997	-	12/28/1999	OM		Wilton
		05RTG	2/18/2000	-	12/8/2005	OM	10%	Raven & Wilton
		05RTP	6/4/1997	-	6/4/1997	OM		Wilton
		05RTR	4/15/1997	-	11/3/1999	OM		Wilton
		05RTRJ	10/16/1998	-	12/28/1999	OM		Wilton
		05RTRJ	3/25/2000	-	9/26/2005	OM	10%	Raven & Wilton
		10RTG	3/3/1997	-	12/28/1999	OM		Wilton

SLOB	Product	Plan Code	Time Period			OM Re	Excluded Share[1]	Reinsurer
		10RTG	2/20/2000	-	11/15/2005	OM	10%	Raven & Wilton
		10RTM	11/22/1996	-	3/3/1997	OM		Wilton
		10RTP	2/25/1997	-	9/16/1997	OM		Wilton
		10RTR	4/14/1997	-	12/16/1999	OM		Wilton
		10RTR	1/6/2000	-	6/18/2002	OM	10%	Raven & Wilton
		10RTRJ	4/2/1998	-	12/28/1999	OM		Wilton
		10RTRJ	2/18/2000	-	10/10/2005	OM	10%	Raven & Wilton
		15RTG	3/10/1997	-	12/28/1999	OM		Wilton
		15RTG	1/12/2000	-	12/19/2005	OM	10%	Raven & Wilton
		15RTM	10/7/1996	-	4/2/1997	OM		Wilton
		15RTP	2/8/1997	-	8/28/1997	OM		Wilton
		15RTR	2/13/1997	-	12/28/1999	OM		Wilton
		15RTR	3/14/2000	-	11/5/2002	OM	10%	Raven & Wilton
		15RTRJ	3/11/1998	-	12/28/1999	OM		Wilton
		15RTRJ	2/4/2000	-	10/10/2005	OM	10%	Raven & Wilton
		15SST	4/16/1997	-	8/1/1997	OM		Wilton
		20RTG	3/4/1997	-	12/28/1999	OM		Wilton
		20RTG	1/5/2000	-	11/16/2005	OM	10%	Raven & Wilton
		20RTM	11/13/1996	-	4/10/1997	OM		Wilton

SLOB	Product	Plan Code	Time Period			OM Re	Excluded Share[1]	Reinsurer
		20RTP	1/28/1997	-	1/26/1998	OM		Wilton
		20RTR	1/27/1997	-	12/28/1999	OM		Wilton
		20RTRJ	3/11/1998	-	12/28/1999	OM		Wilton
		20RTRJ	2/18/2000	-	9/17/2005	OM	10%	Raven & Wilton
		20SST	5/2/1997	-	6/27/1997	OM		Wilton
		30ACA	5/9/1997	-	12/28/1999	OM		Wilton

		30ACA	3/27/2000	-	5/20/2002	OM	10%	Raven & Wilton
		30ACB	6/3/1997	-	12/28/1999	OM		Wilton
		30ACB	2/25/2000	-	3/5/2001	OM	10%	Raven & Wilton
		30RTM	12/23/1996	-	9/2/1998	OM		Wilton

105071	Value Select	15VS2	11/18/2008	-	12/2/2008	OM	10%	Raven & Wilton
		15VSL	9/15/2003	-	2/15/2007			Wilton
		15VSLR	10/23/2003	-	2/15/2007			Wilton
		20VS2	10/24/2008	-	1/23/2009	OM	10%	Raven & Wilton
		20VSL	8/7/2003	-	6/7/2007			Wilton
		20VSLR	11/19/2003	-	2/15/2007			Wilton
		30VSL	12/22/2005	-	2/15/2007			Wilton
		30VSLR	7/10/2003	-	2/15/2007			Wilton

105081	Whole Life	000	1/19/1961	-	2/10/1989	OM		Wilton
		001	6/7/1961	-	11/4/1985	OM		Wilton

SLOB	Product	Plan Code	Time Period			OM Re	Excluded Share[1]	Reinsurer
		002	2/27/1962	-	1/18/1979	OM		Wilton
		003	2/25/1961	-	1/24/1986	OM		Wilton
		004	3/26/1964	-	10/9/1973	OM		Wilton
		005	8/28/1961	-	6/21/1976	OM		Wilton
		006	2/27/1971	-	4/8/1980	OM		Wilton
		007	11/3/1965	-	5/8/1980	OM		Wilton
		008	11/9/1960	-	12/1/1988	OM		Wilton
		015	1/25/1967	-	3/16/1977	OM		Wilton
		027	4/1/1964	-	4/1/1964	OM		Wilton
		029	10/20/1960	-	3/2/1985	OM		Wilton
		030	3/16/1961	-	10/22/1980	OM		Wilton
		031	11/28/1960	-	10/18/1982	OM		Wilton
		032	11/1/1960	-	9/11/1981	OM		Wilton
		033	9/1/1961	-	4/24/1981	OM		Wilton
		036	8/25/1961	-	1/15/1969	OM		Wilton
		037	1/6/1962	-	5/28/1984	OM		Wilton
		038	9/21/1967	-	11/15/1985	OM		Wilton
		039	2/23/1966	-	1/18/1977	OM		Wilton
		041	6/1/1963	-	7/1/1988	OM		Wilton
		056	9/15/1970	-	12/4/1985	OM		Wilton
		057	10/14/1970	-	8/26/1985	OM		Wilton
		060	10/2/1968	-	10/10/1980	OM		Wilton
		061	12/15/1972	-	10/1/1984	OM		Wilton

SLOB	Product	Plan Code	Time Period			OM Re	Excluded Share[1]	Reinsurer
		066	6/21/1969	-	2/24/1982	OM		Wilton
		072	10/19/1973	-	9/12/1984	OM		Wilton
		073	12/15/1972	-	8/3/1983	OM		Wilton
		200	3/1/1973	-	7/1/1982	OM		Wilton
		201	9/1/1973	-	8/1/1981	OM		Wilton
		204	7/1/1978	-	1/1/1983	OM		Wilton
		208	3/10/1974	-	7/1/1987	OM		Wilton
		217	6/7/1984	-	5/25/1988	OM		Wilton
		218	5/1/1983	-	12/18/1989	OM		Wilton
		300	10/1/1980	-	9/28/1981	OM		Wilton
		310	10/1/1982	-	1/4/1989	OM		Wilton
		360	6/22/1977	-	7/10/1981	OM		Wilton
		361	6/23/1981	-	3/1/1989	OM		Wilton

105091	Benefit Certain	20MLB	4/25/2005	-	6/21/2007			Wilton
		30MLB	6/3/2005	-	10/16/2007			Wilton
		30MLBR	4/25/2005	-	7/27/2007			Wilton

SCHEDULE OF OTHER REINSURANCE	A.2

Products Covered	Treaty Identification

Home Certain	Canada Life Assurance Company Eff. – 4/15/2003 (per amendment, quota share percentage change effective 1/19/2005)
Household Life Insurance Company Eff. – 4/1/2005
American Phoenix Eff. – 6/1/1996
Transamerica Occidental Life Insurance Company Eff. – 10/1/1999
Security Life of Denver Eff. – 4/15/2003
Swiss Re Eff. – 4/1/1999
Wilton Re Eff. – 4/1/2005, Eff. – 12/31/2007[2]

Savers Select	Canada Life Assurance Company Eff. – 1/19/2005
RGA Reinsurance Company Eff. – 1/19/2005
Scottish Re (U.S.), Inc. Eff. – 1/15/2001
Security Life of Denver Eff. – 7/15/1996, Eff. – 4/15/2003 (two treaties)
Swiss Re Eff. – 7/1/1983, Eff. – 1/15/2001 (two treaties)

[2]	This and other references in this Annex A-2 to the Wilton Re treaty effective 12/31/2007 refer to the Reinsurance Agreement. Coverage under the Reinsurance Agreement shall be deemed to be “Other Reinsurance” solely with respect to the Second Amendment Additional Policies reinsured under this Amendment No. 2 to the extent any such policies were also covered under the Reinsurance Agreement prior to the date hereof or are covered pursuant to the terms of any future amendment to the provisions of the Reinsurance Agreement. For the avoidance of doubt, (i) the Reinsurance Agreement shall not otherwise be deemed to be “Other Reinsurance” under the Reinsurance Agreement or under any amendment thereto (except as otherwise contemplated therein), and (ii) the foregoing shall have no effect on the parties’ rights or entitlements under the terms of the Reinsurance Agreement as effective without consideration to the effectiveness of this Amendment No. 2.

Products Covered	Treaty Identification

RGA Reinsurance Company (YRT) Eff. – 1/19/2005
American Phoenix Eff. – 6/1/1996
Wilton Re Eff. – 12/31/2007
Your Term	Swiss Re Eff. – 12/22/2008
RGA Reinsurance Company Eff. – 12/22/2008
Gen Re Eff. – 12/22/2008
Value Select	Canada Life Assurance Company Eff. – 3/1/2003
Scottish Re (U.S.), Inc. Eff. – 3/1/2003
Transamerica Occidental Life Insurance Company Eff. – 7/21/2004
RGA Reinsurance Company Eff. – 7/18/2008
Security Life of Denver Eff. – 3/1/2003
Wilton Re Eff. – 12/31/2007
Term Trends	Crown Life Insurance Company Eff. – 3/1/1998
Life Reassurance Corporation of America Eff. – 3/1/1998 (per amendment, eff. Date was later changed to 6/8/1998)
Transamerica Occidental Life Insurance Company Eff. – 10/1/1999
American Phoenix Eff. – 6/1/1996
Swiss Re Eff. – 6/8/1998
Security Life of Denver Eff. – 6/1/1996

Products Covered	Treaty Identification

Term Trends 10 year term, Term Trends 20 year term, Term Trends 30 year term, Term Trends 30 year term with 10 year guarantee, additional insured rider	Employers Reassurance Corporation Eff. – 5/1/2001

Term Trends 10 year term, Term Trends 20 year term, Term Trends 20 year term with 5 year guarantee, Term Trends 30 year term, Term Trends 30 year term with 10 year guarantee, additional insured rider	Scottish Re (U.S.), Inc. Eff. – 5/1/2001

Term Trends 20 year term, Term Trends 30 year term, Term Trends 30 year term with 10 year guarantee, additional insured rider	Swiss Re Life and Health America, Inc. Eff. – 5/1/2001

Patriot Select	Canada Life Assurance Company Eff. – 3/1/2003
Security Life of Denver Eff. – 3/1/2003
Scottish Re (U.S.), Inc. Eff. – 3/1/2003

UL 1 – 10	CIGNA Eff. – 7/1/1983

UL 1 – 6, 9 – 10	Swiss Re (treaty number 2564-1) Eff. – 7/1/1983

UL 1 – 5	AUL (treaty number 0274.001) Eff. – 7/1/1983

UL 6	Frankona (treaty number AYN – SA 089) Eff. – 7/1/1991

UL 9 – 10	American Phoenix (treaty number 2336) Eff. – 10/1/1996
Crown (treaty number QARYR1-9610) Eff. – 10/1/1996
ALR/Wilton Re Eff. – 10/1/1999

Secure Master	Munich (YRT) (treaty number 2903) Eff. – 9/6/2001 – 11/30/05
Swiss Re (YRT) (treaty number 7157-1) Eff. – 9/6/2001 – 11/30/05

Products Covered	Treaty Identification

Other Fully Underwritten Term	CIGNA Eff. – 3/1/1974
AUL Eff. – 3/1/1977
Swiss Re Eff. – 8/1/1981
Phoenix Eff. – 10/1/1986
Lincoln Eff. – 1/1/1992
Frankona Eff. – 1/1/1992

UL 5 – 6, 9 – 10 Pension UL Single Premium Adjusted Life Plan	Conn Gen Eff. – 1/1/1991

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT

THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A

REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE

COMMISSION: [***]

ANNEX B

EXPERIENCE REFUND

Section B-1. Experience Account.

(a) A notional experience account (the “Experience Account”) shall be created by the Reinsurer as of the Experience Refund Commencement Date and shall be maintained until all obligations of the Reinsurer in respect of the Additional Assumed Policies under the Reinsurance Agreement have been satisfied or discharged in full. As of the Experience Refund Commencement Date, the balance of the Experience Account (the “Experience Account Balance”) shall be zero.

(b) The Experience Account Balance as of any date shall be an amount calculated in accordance with Section B-2 hereof.

(c) With respect to each calendar quarter during the term of the Reinsurance Agreement which commences on or after the Experience Refund Commencement Date, and so long as Additional Assumed Policies are in force and reinsured by the Reinsurer under the Reinsurance Agreement, the Reinsurer shall pay to the Ceding Company the positive Experience Account Balance as of the end of such calendar quarter, if any (each such payment, an “Experience Refund”). The Experience Refund payable to the Ceding Company with respect to any period shall not exceed the Experience Account Balance as of the last day of such period, and no Experience Refund shall be payable to the Ceding Company if the Experience Account Balance as of the last day of such period shall be less than zero.

Section B-2. Experience Account Balance. The Experience Account Balance as of the end of any subject calendar quarter shall be determined as:

Experience Account Balance (ending prior period before payment of Experience Refund paid in current period with respect to such prior period) less

A. Experience Refund paid in the current period (for the prior period); plus

B. Continuing premiums paid or payable to the Reinsurer for the current period under Section 15 of Amendment No. 2 in respect of Additional Assumed Policies; plus

C. Investment Income; less

D. Benefits and continuing allowances paid or payable to the Ceding Company pursuant to Article 7 of the Reinsurance Agreement and Section 14 of Amendment No. 2 for the current period, each in respect of Additional Assumed Policies; less

E. Increase in YRT Reserve (as such term is used in the ING Assumed Reinsurance Agreement) in respect of Additional Assumed Policies, if any, for the current period; plus

F. Decrease in YRT Reserve (as such term is used in the ING Assumed Reinsurance Agreement) in respect of Additional Assumed Policies, if any, for the current period; less

G. Premium, excise or other taxes reimbursed or reimbursable by the Reinsurer for the current period with respect to the Additional Assumed Policies; less

H. Risk Charge

where “Risk Charge” for each accounting period within the current period equals [***]% times the any positive balance of (B+C-D-E+F-G) determined with respect to such period. For purposes of item C above, “Investment Income” shall mean, as to any applicable period, Investment Income as determined pursuant to Section 12 of the ING Assumed Reinsurance Agreement with respect to such period.

Upon any recapture in accordance with Section 12 of Amendment No. 2 hereof, the Experience Account Balance will be reduced by the amount of related payments to the Ceding Company.

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION: [***]

ANNEX C

CONTINUING CEDING ALLOWANCE

OM Life – Camden
Continuing Ceding Allowances (per policy per year)
Universal Life	Equity Index Universal Life	Term Life
$[***]	$[***]	$[***]

The amount to be paid by the Reinsurer as a continuing policy allowance pursuant to Section 14(a) for any full quarterly period shall be equal to the sum of (a) the sum of the products, for each type of policy, of (i) the Second Amendment Quota Share, times (ii) one-quarter of applicable per policy, per year charge as reflected in the table above times (iii) the average number of Additional Direct Policies of the applicable type in force during the applicable quarterly period, plus (b) [***]% of direct ceded premiums applicable to such period; provided, that the amount in item (a)(ii) above shall be increased annually, commencing in calendar year 2012, by application of a 2% per annum inflation factor, compounded annually. For the avoidance of doubt, to the extent there is any overlap between the Additional Direct Policies to be reinsured hereunder and the Third Amendment Additional Policies to be reinsured under any of the other Proposed Amendments (as such term is defined in the Commitment Agreement), the continuing ceding allowance payable with respect to any such policy shall be payable under this Amendment No. 2 and not under any other Proposed Amendment.

ANNEX D

SCHEDULE OF ASSETS

Amounts as of February 28, 2011

Portfolio	CUSIP	Issuer	Par Value ($)	Book Value ($)	Accrued Interest ($)	Market Value ($)	Maturity Date
903	00184AAF2	AOL Time Warner	893,000	914,696	20,465	950,617	5/1/2012
904	037735BZ9	Appalachian Power Co	2,000,000	1,996,333	35,039	2,012,080	5/15/2033
904	037735CG0	Appalachian Power Co	5,000,000	5,129,296	132,813	5,274,750	4/1/2036
903	172070CN2	Cincinnati Gas & Electric	500,000	499,964	13,142	534,969	9/15/2012
904	17248RAJ5	Cingular Wireless	10,000,000	11,551,302	150,417	11,857,900	12/15/2031
903	202795HE3	Commonwealth Edison	5,000,000	5,014,614	141,792	5,267,340	3/15/2012
903	233331AE7	DTE Energy Company	5,000,000	5,013,251	88,125	5,074,325	6/1/2011
904	237194AE5	Darden Restaurants	8,000,000	7,642,211	21,333	7,780,000	8/15/2035
903	257469AF3	Dominion Resources	5,000,000	5,159,214	129,833	5,346,960	9/17/2012
904	30239XAD9	FBG Finance LTD	15,000,000	14,896,407	186,042	14,760,270	6/15/2035
903	3137EACE7	Freddie Mac	10,780,000	10,856,820	101,811	11,032,403	9/21/2012
904	3137EACE7	Freddie Mac	3,220,000	3,242,946	30,411	3,295,393	9/21/2012
907	3137EACE7	Freddie Mac	5,152,000	5,188,500	48,658	5,272,629	9/21/2012
907	3137EACE7	Freddie Mac	17,248,000	17,370,196	162,898	17,651,845	9/21/2012
903	337738AF5	Fiserv Inc	10,000,000	9,998,222	171,840	10,755,070	11/20/2012
903	42307TAF5	HJ Heinz Finance	10,800,000	11,162,340	298,800	11,358,619	3/15/2012
904	465685AD7	ITC Holdings Corp	5,000,000	5,054,986	133,698	5,047,025	9/30/2036
904	465685AD7	ITC Holdings Corp	1,000,000	999,127	26,740	1,009,405	9/30/2036
904	465685AD7	ITC Holdings Corp	6,000,000	5,994,763	160,438	6,056,430	9/30/2036
904	465685AD7	ITC Holdings Corp	1,000,000	999,127	26,740	1,009,405	9/30/2036
903	50075NAH7	Kraft Foods Inc	893,000	915,532	13,953	949,036	6/1/2012
904	63534PAH0	National City Bank	4,575,000	4,172,152	7,189	4,133,883	6/7/2017
901	652478BB3	News American Holdings	1,500,000	1,446,592	29,625	1,692,036	12/1/2095
904	665772CA5	Northern States Power Co	5,000,000	4,991,127	33,542	5,020,220	7/15/2035
920	68233DAT4	Oncor Electric Delivery	2,500,000	2,814,930	58,333	2,892,940	5/1/2032
906	695114BZ0	Pacificorp	200,000	199,347	2,217	195,951	6/15/2035
906	695114BZ0	Pacificorp	50,000	49,837	554	48,988	6/15/2035
906	745332BU9	Puget Sound Energy Inc	1,000,000	1,000,000	13,708	971,579	6/1/2035
906	745332BU9	Puget Sound Energy Inc	1,000,000	1,000,000	13,708	971,579	6/1/2035
905	74834LAN0	Quest Diagnostic	5,000,000	5,394,186	57,917	5,347,255	7/1/2037
901	760759AC4	Republic Services Inc	4,000,000	3,998,537	12,000	4,093,080	8/15/2011
904	773903AC3	Rockwell Automation Inc	4,450,000	3,514,756	29,568	3,705,617	1/15/2098
904	797440BF0	San Diego Gas & Electric	7,000,000	6,992,453	110,269	7,094,710	5/15/2035
904	842400FA6	Southern Cal Ed	5,000,000	5,017,639	34,181	5,033,645	7/15/2035
906	842400FA6	Southern Cal Ed	4,000,000	3,998,391	27,344	4,026,916	7/15/2035
904	842400FF5	Southern Cal Ed	5,000,000	4,883,958	35,458	5,174,540	1/15/2037
904	889175BD6	Toledo Edison Company	7,750,000	7,810,472	140,340	8,005,983	5/15/2037
904	912810FP8	US Treasury Note	460,000	486,757	956	528,713	2/15/2031
903	9128277L0	US Treasury Note	58,000	57,742	109	60,542	2/15/2012
903	9128277L0	US Treasury Note	150,000	149,332	283	156,574	2/15/2012
904	912828AP5	US Treasury	150,000	149,617	1,757	158,807	11/15/2012
901	912828GK0	US Treasury	49,450	49,453	6	51,577	2/29/2012
903	912828GK0	US Treasury	165,550	165,558	21	172,670	2/29/2012
904	912828JG6	US Treasury	200,000	202,425	541	212,234	7/31/2013

Portfolio	CUSIP	Issuer	Par Value ($)	Book Value ($)	Accrued Interest ($)	Market Value ($)	Maturity Date
904	912828KP4	US Treasury	30,000,000	29,970,417	120,787	30,369,150	5/15/2012
904	912828KV1	US Treasury	1,667,000	1,678,251	9,377	1,717,922	5/31/2014
903	912828LM0	US Treasury	14,000,000	13,989,089	88,805	14,191,408	9/15/2012
903	912828LM0	US Treasury	66,000,000	65,944,609	418,653	66,902,352	9/15/2012
904	912828LZ1	US Treasury	20,200,000	20,057,116	107,313	20,627,674	11/30/2014
904	912828LZ1	US Treasury	11,700,000	11,611,707	62,156	11,947,712	11/30/2014
904	912828LZ1	US Treasury	19,800,000	19,657,567	105,188	20,219,206	11/30/2014
903	912828NS5	US Treasury	15,000,000	15,000,425	15,539	15,049,200	6/30/2012
904	912828NS5	US Treasury	15,000,000	15,000,425	15,539	15,049,200	6/30/2012
903	984121BS1	Xerox Corp	8,000,000	7,770,476	129,556	8,404,720	5/15/2012

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION: [***]

ANNEX E

Allowance Adjustment

For purposes of the determination of the Adjusted Ceding Allowance as contemplated in Section 3 of Amendment No. 2, the parties agree that the Second Amendment Ceding Allowance shall be adjusted as follows:

i. Decreased for ongoing Net Reinsurance Premiums under Section 4.2 and 4.3 of the Reinsurance Agreement;

ii. Increased for ceded reinsurance benefits under Article 7 of the Reinsurance Agreement, net of recoveries thereon under the terms of any applicable Other Reinsurance;

iii. Increased for continuing allowances under Section 14 of Amendment No. 2;

iv. In lieu of investment income, the Second Amendment Ceding Allowance shall be decreased by an amount of interest on (x) the statutory reserves held for the Second Amendment Additional Policies as of December 31, 2010 less (y) the $[***] at an annual rate equal to [***]%; and

v. Increased for any increase in the statutory reserves held for the Second Amendment Additional Policies or decreased for any decrease in such statutory reserves.

The amounts in items (i) through (v) above shall be determined based on the Second Amendment Quota Share of such amounts for the period between January 1, 2011 and the Second Amendment Effective Date and shall be calculated as if Amendment No. 2 had been effective since January 1, 2011; provided that the amount in item (iv) above shall be determined for the period between January 1, 2011 and the Second Amendment Closing Date.

Notes

All amounts determined exclusive of Extracontractual Obligations.

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT

THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A

REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE

COMMISSION: [***]

ANNEX F

MATERIAL LITIGATION3

Case	State	Attorney	Litigation Type	Contract Type	Alleged Wrongful Acts	Policy Limits	Policy Number	Insured	Claimant	Date Lawsuit/ Demand Received	Covered by Amendment 2 or 3
[***]	CA	[***]	Claim	Life	Dispute over $300,000 rescinded policy death benefit	$300,000	[***]	[***]	[***]	7/2/2010	2 and 3
[***]	LA	[***]	Non-Claim	Life	lawsuit alleges a failure to properly notify the policyholder that his policy would lapse.	$350,000	[***]	[***]	[***]	4/16/2010	2
[***]	MS	[***]	Claim	Life	Dispute over entitlement to death benefit.	$500,000	[***]	[***]	[***]	9/12/2008	2 and 3
[***]	OH	[***]	Claim - Disability Rider	Life	Improper denial of disability benefits	$300,000	[***]	[***]	[***]	10/25/2010	2 and 3

[3]	Inclusion of policies on this Annex F is without prejudice to the determination of whether such policies are Second Amendment Additional Policies under this Amendment No. 2.